UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Short Duration Bond Fund

Semiannual report
4 | 30 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Semiannual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 11, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The ICE BofAML U.S. Treasury Bill-ICE BofAML 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofAML U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofAML 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/19. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on page 15.

2 Short Duration Bond Fund

Emily has a B.A. in Mathematics from Williams College. She joined Putnam in 2012 and has been in the investment industry since 1999.

Albert Chan, CFA, D. William Kohli, and Brett S. Kozlowski, CFA, are also Portfolio Managers of the fund.

What was the market environment during the reporting period ended April 30, 2019?

Global financial markets were marked by a sharp downturn and an upturn during the six-month period. Equity markets sold off significantly during the last two months of 2018 before experiencing a marked reversal at the beginning of this year. The broad S&P 500 Index rose 9.76% during the reporting period, and the MSCI World Index [ND] returned 8.83%. Fixed-income markets also gained, buoyed by the Federal Reserve’s [Fed] policy reversal on interest rates.

Global central banks pivoted to a dovish stance during the period. The Fed raised short-term rates four times in 2018, taking the federal funds rate to a range of 2.25% to 2.50%. Slowing economic activity and benign inflation contributed to the Fed’s decision in the first quarter of 2019 to pause its three-year campaign of tightening monetary policy. Across the Atlantic, the European Central Bank left rates unchanged and ended its multi-trillion-dollar bond-buying program. The central banks of Japan and China have also maintained accommodative monetary policies.

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

The U.S. Treasury market continued to draw headlines. With the exception of the very short end of the Treasury curve, yields were lower across most maturities during the period and the curve ended the period slightly steeper than at the beginning of the period. The yield on the benchmark 10-year note fell 0.64% to 2.50%, while the two-year note yield declined 0.60%, dipping to 2.27% at the end of April 2019. Parts of the Treasury yield curve started to invert in November 2018. The yield on the 10-year note briefly dipped below the yield on 3-month bills. An inverted yield curve — which plots bond yields with differing maturity dates — can be a signal of a recession on the horizon, but we do not believe a recession is imminent at this time.

How did the fund perform during the period? What strategies influenced performance?

The fund slightly underperformed its primary benchmark, the ICE BofAML 1–3 Year U.S. Corporate Index, returning 2.71% versus 2.98% for the index for the six-month period ended April 30, 2019.

The primary contributor to relative performance was our positions in mortgage credit, led by commercial mortgage-backed securities (CMBS) interest-only cash bonds. Non-agency residential mortgage-backed securities strategies also aided performance. Our strategies benefited from investor appetite for risky assets and continued demand for short-term debt. Holding cash was also beneficial for the portfolio.

Which strategies detracted from fund performance during the period?

Over the six-month period, the underweight position in investment-grade corporate bonds detracted from performance relative to the fund’s benchmark. While our investment-grade corporate allocation tracked the benchmark return during the first quarter of 2019, it did not fully offset underperformance during the risk-off environment at the end of 2018.

How did the fund change its dividend distribution?

The fund changed from a periodic distribution fund to one that declares distributions daily

4 Short Duration Bond Fund

effective June 1, 2019. The last periodic distribution was paid on May 28, 2019, to shareholders of record on May 23, 2019.

What is your outlook for fixed-income markets?

Economic growth is decelerating. Higher real interest rates, weaker demand from China, political troubles in the eurozone, and protectionist tariffs continue to weigh on growth. We expect the U.S. economy to expand at a more moderate pace in 2019 compared with last year. The Fed expects 2.1% growth this year, down from the 2.3% it forecast in December 2018. We believe inflationary pressures will remain modest.

Fed officials do not expect to raise interest rates for the remainder of 2019. Fed chairman Jerome Powell said in March that interest rates could be on hold for “some time” as global risks weigh on the economic outlook and inflation remains muted. In May, Powell declared the central bank will continue its wait-and-see approach for the foreseeable future. The general consensus of the markets was that the Fed would signal a possible interest rate cut this year.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Short Duration Bond Fund 5

Where are you finding opportunities?

We continue to see attractive opportunities across a range of fixed-income sectors in which we can attempt to manage volatility using shorter maturities. We believe short-term debt will continue to be an attractive investment option for investors seeking income with low volatility. We expect to keep the portfolio conservatively positioned in corporate risk and mortgage credit risk because of the uncertain backdrop for trade, growth, and the potential for volatility.

For the remainder of 2019, we are constructive on the U.S. investment-grade and high-yield corporate bond markets because we believe growth, albeit at a slower pace, will largely support earnings and cash flow. The risks to our outlook include volatility in commodity prices, unexpected changes in government policies, heightened geopolitical tension, and/or escalating trade rifts. We have conviction in the “crossover corridor” of investment-grade and high-yield credits [the lower tier of investment-grade companies and the higher quality tier of high-yield firms].

Within mortgage credit, we believe selective areas in the non-agency residential mortgage market are attractive against a backdrop of low new and existing housing supply. We prefer senior securities backed by higher quality collateral, advantageous geographies, and those that demonstrate favorable credit characteristics in a variety of housing markets. We also continue to have conviction in the stable underlying fundamentals in the CMBS sector. The fund’s positioning remains concentrated in short-dated AAA, mezzanine CMBS, and CMBS IO tranches issued between 2011 and 2012. In addition, we continue to find selective opportunities in seasoned agency credit risk transfer mezzanine bonds, although investor demand for these securities has led to higher valuations.

Thank you, Emily, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Short Duration Bond Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	1.69%	18.22%	1.69%	9.50%	1.83%	10.07%	3.25%	3.36%	2.71%
After sales charge	1.47	15.56	1.46	7.04	1.37	7.60	2.47	1.03	0.40
Class B (12/23/08)
Before CDSC	1.48	15.95	1.49	8.44	1.63	9.48	3.06	3.22	2.59
After CDSC	1.48	15.95	1.49	8.44	1.63	9.48	3.06	2.22	1.59
Class C (12/23/08)
Before CDSC	0.97	9.77	0.94	5.52	1.08	7.75	2.52	2.63	2.43
After CDSC	0.97	9.77	0.94	5.52	1.08	7.75	2.52	1.63	1.43
Class M (12/23/08)
Before sales charge	1.64	17.56	1.63	9.28	1.79	9.96	3.22	3.40	2.78
After sales charge	1.56	16.67	1.55	8.46	1.64	9.13	2.96	2.63	2.01
Class R (12/23/08)
Net asset value	1.43	15.25	1.43	8.14	1.58	9.20	2.98	3.07	2.56
Class R6 (7/2/12)
Net asset value	1.95	21.31	1.95	10.91	2.09	11.00	3.54	3.59	2.82
Class Y (12/23/08)
Net asset value	1.95	21.27	1.95	10.93	2.10	11.03	3.55	3.70	2.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

8 Short Duration Bond Fund

For the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofAML 1-3 Year
U.S. Corporate Index	3.67%	38.51%	3.31%	9.88%	1.90%	6.60%	2.15%	4.13%	2.98%
ICE BofAML U.S.
Treasury Bill-ICE
BofAML 1-3 Year U.S.	0.63	6.57	0.64	5.75	1.12	5.48	1.79	3.90	2.98
Corporate Linked
Benchmark*
Lipper Short
Investment Grade
Debt Funds	2.79	29.63	2.58	7.25	1.40	5.82	1.90	3.19	2.42
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The ICE BofAML U.S. Treasury Bill-ICE BofAML 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofAML U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofAML 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/19, there were 371, 355, 315, 266, 169, and 168 funds, respectively, in this Lipper category.

Short Duration Bond Fund 9

Fund price and distribution information For the six-month period ended 4/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.188		$0.176	$0.150	$0.184		$0.175	$0.200	$0.200
Capital gains	—		—	—	—		—	—	—
Total	$0.188		$0.176	$0.150	$0.184		$0.175	$0.200	$0.200
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
10/31/18	$10.01	$10.24	$10.00	$9.98	$9.98	$10.06	$10.06	$10.05	$10.02
4/30/19	10.09	10.32	10.08	10.07	10.07	10.15	10.14	10.13	10.11
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	2.85%	2.79%	2.62%	2.03%	2.74%	2.72%	2.49%	3.08%	3.09%
Current 30-day
SEC yield[2]	N/A	2.91	2.76	2.22	N/A	2.89	2.75	3.22	3.20

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Short Duration Bond Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	1.67%	18.30%	1.69%	9.35%	1.80%	10.71%	3.45%	3.21%	2.30%
After sales charge	1.45	15.63	1.46	6.89	1.34	8.22	2.67	0.89	0.00
Class B (12/23/08)
Before CDSC	1.46	15.90	1.49	8.31	1.61	10.02	3.24	3.09	2.18
After CDSC	1.46	15.90	1.49	8.31	1.61	10.02	3.24	2.09	1.18
Class C (12/23/08)
Before CDSC	0.94	9.91	0.95	5.45	1.07	8.35	2.71	2.56	2.02
After CDSC	0.94	9.91	0.95	5.45	1.07	8.35	2.71	1.56	1.02
Class M (12/23/08)
Before sales charge	1.62	17.76	1.65	9.13	1.76	10.61	3.42	3.27	2.37
After sales charge	1.54	16.87	1.57	8.32	1.61	9.78	3.16	2.50	1.60
Class R (12/23/08)
Net asset value	1.41	15.36	1.44	7.91	1.53	9.75	3.15	2.96	2.16
Class R6 (7/2/12)
Net asset value	1.93	21.36	1.95	10.73	2.06	11.51	3.70	3.53	2.42
Class Y (12/23/08)
Net asset value	1.93	21.32	1.95	10.75	2.06	11.54	3.71	3.54	2.42

See the discussion following the fund performance table on pages 8 and 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/18	0.63%	0.83%	1.38%	0.68%	0.88%	0.38%	0.38%
Annualized expense ratio for the
six-month period ended 4/30/19	0.62%	0.82%	1.37%	0.67%	0.87%	0.37%	0.37%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Short Duration Bond Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/18 to 4/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.12	$4.12	$6.88	$3.37	$4.37	$1.86	$1.86
Ending value (after expenses)	$1,027.10	$1,025.90	$1,024.30	$1,027.80	$1,025.60	$1,028.20	$1,029.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/19, use the following calculation method. To find the value of your investment on 11/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.11	$4.11	$6.85	$3.36	$4.36	$1.86	$1.86
Ending value (after expenses)	$1,021.72	$1,020.73	$1,018.00	$1,021.47	$1,020.48	$1,022.96	$1,022.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short Duration Bond Fund

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s prospectus lists additional risks.

Short Duration Bond Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government

14 Short Duration Bond Fund

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to Global Equity Fund 11 non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short Duration Bond Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Short Duration Bond Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Bond Fund 17

The fund’s portfolio 4/30/19 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (46.3%)*	amount	Value
Banking (12.6%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 1.00%), 3.586%, 1/25/22
(United Kingdom)	$2,060,000	$2,080,742
Bank of America Corp. sr. unsec. unsub. FRN 3.55%, 3/5/24	2,430,000	2,465,391
Bank of America Corp. sr. unsec. unsub. FRN 2.881%, 4/24/23	2,060,000	2,051,989
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.65%), 3.252%, 6/25/22	1,375,000	1,378,053
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN,
2.328%, 10/1/21	440,000	436,474
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	735,000	729,052
Bank of Montreal sr. unsec. notes Ser. MTN, 3.10%,
7/13/20 (Canada)	1,030,000	1,036,541
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	480,000	484,260
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	830,000	823,999
BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	825,000	855,555
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	680,000	676,911
Citibank NA sr. unsec. FRN 3.165%, 2/19/22	2,500,000	2,511,594
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	5,180,000	5,346,881
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	845,000	843,786
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month +
0.96%), 3.54%, 4/25/22	1,370,000	1,384,878
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	500,000	520,486
Citizens Financial Group, Inc. 144A unsec. sub. notes
4.15%, 9/28/22	960,000	980,019
Commonwealth Bank of Australia 144A sr. unsec. notes 1.75%,
11/7/19 (Australia)	500,000	497,609
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,145,000	1,134,122
Credit Suisse AG unsec. sub. notes 5.40%, 1/14/20	1,380,000	1,402,900
HSBC USA, Inc. unsec. sub. notes 5.00%, 9/27/20	5,685,000	5,846,091
JPMorgan Chase & Co. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.61%), 3.225%, 6/18/22	1,000,000	1,001,286
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	1,625,000	1,620,047
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	220,000	226,396
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	9,250,000	9,376,020
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	805,000	798,948
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	620,000	629,564
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	2,430,000	2,430,407
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	350,000	347,629
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,010,000	1,005,569

18 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (46.3%)* cont.	amount	Value
Banking cont.
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 3.70%,
10/5/23 (Canada)	$1,510,000	$1,558,962
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	200,000	205,750
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	2,260,000	2,252,892
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	880,000	872,189
U.S. Bancorp unsec. sub. notes Ser. MTN, 3.60%, 9/11/24	3,800,000	3,923,982
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	1,290,000	1,302,859
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	580,000	577,210
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	2,150,000	2,129,907
US Bancorp unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	1,315,000	1,321,848
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,395,000	1,392,049
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, 3.75%, 1/24/24	2,000,000	2,058,088
Wells Fargo Bank NA sr. unsec. notes Ser. BKNT, 3.625%, 10/22/21	2,060,000	2,097,163
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,430,000	2,419,800
		73,035,898
Basic materials (2.6%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	521,000	522,930
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	930,000	973,738
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,715,000	1,678,556
DowDuPont, Inc. sr. unsec. unsub. notes 3.766%, 11/15/20	1,500,000	1,523,843
Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	1,375,000	1,426,879
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,510,000	1,562,841
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	465,000	489,259
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	1,200,000	1,207,317
International Flavors & Fragrances, Inc. sr. unsec. unsub. notes
3.20%, 5/1/23	420,000	417,096
International Paper Co. sr. unsec. unsub. notes 4.75%, 2/15/22	524,000	547,848
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	3,115,000	3,097,722
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	715,000	738,238
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	360,000	360,880
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	550,000	589,875
		15,137,022

Short Duration Bond Fund 19

	Principal
CORPORATE BONDS AND NOTES (46.3%)* cont.	amount	Value
Capital goods (1.2%)
Northrop Grumman Corp. sr. unsec. unsub. notes 2.55%, 10/15/22	$2,500,000	$2,474,489
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	2,910,000	2,908,582
Rockwell Collins, Inc. sr. unsec. sub. notes 1.95%, 7/15/19	1,000,000	998,320
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	418,000	427,870
		6,809,261
Communication services (4.6%)
American Tower Corp. sr. unsec. unsub. notes 3.50%, 1/31/23 R	3,500,000	3,553,822
AT&T, Inc. sr. unsec. unsub. notes 4.45%, 4/1/24	1,000,000	1,057,288
AT&T, Inc. sr. unsec. unsub. notes 3.80%, 3/1/24	3,639,000	3,751,255
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	665,000	694,094
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 4.50%, 2/1/24	1,000,000	1,042,276
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 4.229%, 2/1/24	1,615,000	1,624,463
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.70%, 4/15/24	3,240,000	3,353,206
Cox Communications, Inc. 144A sr. unsec. notes 3.25%, 12/15/22	1,645,000	1,653,572
Crown Castle International Corp. sr. unsec. notes 3.20%, 9/1/24 R	2,500,000	2,489,898
Crown Castle International Corp. sr. unsec. unsub. notes
3.40%, 2/15/21 R	675,000	680,177
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	665,000	702,406
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	255,000	261,001
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	1,012,500	1,009,969
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	575,000	592,250
Verizon Communications, Inc. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.55%), 3.213%, 5/22/20	1,500,000	1,505,820
Verizon Communications, Inc. sr. unsec. unsub. notes
3.125%, 3/16/22	2,000,000	2,021,123
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	495,000	513,563
		26,506,183
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,030,000	2,019,992
		2,019,992
Consumer cyclicals (4.1%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 2.70%, 7/26/22 (Canada)	2,300,000	2,271,130
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,370,000	1,366,385
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	825,000	839,578
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (BBA
LIBOR USD 3 Month + 0.50%), 3.188%, 8/13/21	89,000	89,247

20 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (46.3%)* cont.	amount	Value
Consumer cyclicals cont.
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	$700,000	$690,790
CBS Corp. company guaranty sr. unsec. unsub. notes
3.375%, 3/1/22	904,000	914,301
CBS Corp. company guaranty sr. unsec. unsub. notes
2.90%, 6/1/23	1,000,000	993,788
Ecolab, Inc. sr. unsec. unsub. notes 2.25%, 1/12/20	1,645,000	1,640,740
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.88%), 3.484%, 10/12/21	1,000,000	981,673
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	445,000	462,608
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	590,000	597,375
IHS Markit, Ltd. sr. unsec. notes 3.625%, 5/1/24 (United Kingdom)	900,000	902,880
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 5.00%,
11/1/22 (United Kingdom)	1,845,000	1,933,191
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.75%, 10/1/21	735,000	749,248
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	1,370,000	1,397,400
Moody’s Corp. sr. unsec. unsub. notes 2.75%, 12/15/21	1,370,000	1,367,496
Omnicom Group, Inc./Omnicom Capital, Inc. sr. unsec. unsub.
notes 3.625%, 5/1/22	3,000,000	3,058,648
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	2,490,000	2,508,706
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	665,000	687,444
		23,452,628
Consumer finance (0.5%)
Air Lease Corp. sr. unsec. sub. notes 3.50%, 1/15/22	1,375,000	1,389,005
Aviation Capital Group LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.67%), 3.253%, 7/30/21	660,000	657,002
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.95%), 3.576%, 6/1/21	820,000	822,738
		2,868,745
Consumer staples (0.4%)
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	620,000	644,025
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	695,000	705,342
United Rentals North America, Inc. company guaranty notes
4.625%, 7/15/23	500,000	508,125
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	740,000	746,047
		2,603,539
Energy (2.5%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.561%, 11/1/21 (United Kingdom)	2,000,000	2,041,739
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	350,000	348,883
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	540,000	605,475
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	565,000	616,737

Short Duration Bond Fund 21

	Principal
CORPORATE BONDS AND NOTES (46.3%)* cont.	amount	Value
Energy cont.
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	$2,435,000	$2,557,110
EQT Corp. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.77%),
3.362%, 10/1/20	515,000	513,366
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,870,000	2,041,853
Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	3,000,000	3,229,018
Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55%, 6/24/24	1,980,000	2,086,862
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	665,000	691,072
		14,732,115
Financial (0.9%)
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	560,000	583,800
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	715,000	760,581
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	3,207,000	3,359,889
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	260,000	263,579
		4,967,849
Health care (4.2%)
Becton Dickinson and Co. (BD) sr. unsec. notes 2.894%, 6/6/22	1,500,000	1,496,012
Becton Dickinson and Co. (BD) sr. unsec. unsub. notes
3.125%, 11/8/21	890,000	893,837
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	560,000	582,529
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23	1,195,000	1,216,330
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	2,940,000	2,981,263
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.272%, 8/28/23	1,300,000	1,350,683
Elanco Animal Health, Inc. 144A sr. unsec. notes 3.912%, 8/27/21	1,650,000	1,678,198
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	3,000,000	3,079,143
HCA, Inc. company guaranty sr. sub. notes 5.875%, 3/15/22	500,000	534,800
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	2,030,000	2,055,480
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	680,000	697,925
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 1.90%, 9/23/19 (Ireland)	500,000	498,014
Teva Pharmaceutical Finance IV, LLC company guaranty sr. unsec.
unsub. notes 2.25%, 3/18/20 (Israel)	1,000,000	985,116
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.35%, 7/15/22	3,500,000	3,564,222
Zoetis, Inc. sr. unsec. notes 3.25%, 8/20/21	1,030,000	1,038,276
Zoetis, Inc. sr. unsec. unsub. notes 3.45%, 11/13/20	1,400,000	1,413,578
		24,065,406
Insurance (1.8%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	445,000	442,506
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	2,157,000	2,225,938
Marsh & McLennan Cos., Inc. sr. unsec. sub. FRN (BBA LIBOR USD
3 Month + 1.20%), 3.801%, 12/29/21	45,000	45,090
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.50%, 12/29/20	1,000,000	1,012,412
Marsh & McLennan Cos., Inc. sr. unsec. unsub. notes 2.75%, 1/30/22	1,000,000	996,092
MassMutual Global Funding II 144A sr. notes 2.50%, 10/17/22	2,000,000	1,985,325
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	495,000	513,441
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	1,085,000	1,089,589
New York Life Global Funding 144A notes 1.70%, 9/14/21	1,855,000	1,814,999
Protective Life Global Funding 144A notes 2.262%, 4/8/20	475,000	472,944
		10,598,336

22 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (46.3%)* cont.	amount	Value
Investment banking/Brokerage (2.8%)
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.17%), 3.854%, 11/15/21	$2,425,000	$2,442,899
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
2.876%, 10/31/22	2,000,000	1,988,467
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.00%, 4/26/22	2,265,000	2,266,557
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	455,000	453,325
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 1.18%), 3.772%, 1/20/22	2,200,000	2,223,885
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	2,180,000	2,168,882
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	4,185,000	4,430,649
		15,974,664
Real estate (0.4%)
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	1,000,000	1,066,725
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	995,000	1,002,443
		2,069,168
Technology (4.7%)
Alphabet, Inc. sr. unsec. notes 3.375%, 2/25/24	4,302,000	4,449,305
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	670,000	660,458
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,915,000	1,914,912
Apple, Inc. sr. unsec. unsub. notes 2.40%, 5/3/23	2,200,000	2,176,583
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.00%, 1/15/22	1,625,000	1,615,307
Cisco Systems, Inc. sr. unsec. unsub. notes 2.60%, 2/28/23	1,625,000	1,626,980
Cisco Systems, Inc. sr. unsec. unsub. notes 1.85%, 9/20/21	2,745,000	2,701,326
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 4.42%, 6/15/21	2,425,000	2,483,558
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	650,000	687,658
Fiserv, Inc. sr. unsec. sub. notes 3.80%, 10/1/23	1,625,000	1,677,906
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	1,055,000	1,079,116
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 2/12/22	3,240,000	3,230,717
Salesforce.com, Inc. sr. unsec. unsub. notes 3.25%, 4/11/23	3,000,000	3,062,384
		27,366,210
Transportation (0.3%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.65%, 7/29/21	1,500,000	1,519,643
		1,519,643
Utilities and power (2.4%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	730,000	741,790
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. I,
3.65%, 12/1/21	1,585,000	1,618,077
American Transmission Systems, Inc. 144A sr. unsec. notes
5.25%, 1/15/22	1,380,000	1,458,378
Boardwalk Pipelines LP company guaranty sr. unsec. unsub. notes
5.75%, 9/15/19	690,000	694,624

Short Duration Bond Fund 23

	Principal
CORPORATE BONDS AND NOTES (46.3%)* cont.	amount	Value
Utilities and power cont.
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	$440,000	$437,305
Duke Energy Carolinas, LLC sr. notes 3.35%, 5/15/22	2,615,000	2,685,216
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	478,000	496,079
Emera US Finance LP company guaranty sr. unsec. notes
2.70%, 6/15/21	650,000	645,686
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	675,000	681,597
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	2,150,000	2,169,997
Pennsylvania Electric Co. sr. unsec. unsub. notes 5.20%, 4/1/20	600,000	612,043
Southern Co. (The) sr. unsec. unsub. notes 2.35%, 7/1/21	1,965,000	1,941,699
		14,182,491
Total corporate bonds and notes (cost $263,964,628)		$267,909,150

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)*	amount	Value
Agency collateralized mortgage obligations (10.0%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 4.177%,
10/25/27 (Bermuda)	$365,136	$373,169
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.827%,
8/25/28 (Bermuda)	324,000	324,486
Eagle RE, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 4.177%, 11/25/28	720,000	726,525
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%),
15.354%, 5/15/35	14,963	20,520
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 7.227%, 10/25/24	209,760	230,498
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 7.127%, 10/25/28	3,000,000	3,332,267
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3,
(1 Month US LIBOR + 4.10%), 6.577%, 8/25/24	2,629,452	2,850,492
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 6.377%, 12/25/27	1,200,000	1,299,876
Ser. 3724, Class CM, 5.50%, 6/15/37	30,381	33,591
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M2,
(1 Month US LIBOR + 2.90%), 5.377%, 7/25/28	153,487	155,628
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 5.327%, 4/25/28	1,884,614	1,928,991
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M2,
(1 Month US LIBOR + 2.20%), 4.677%, 9/25/24	2,313,696	2,355,747
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M2,
(1 Month US LIBOR + 2.20%), 4.677%, 2/25/24	1,288,460	1,309,743
Ser. 3539, Class PM, 4.50%, 5/15/37	11,356	11,885
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.427%, 5/25/25	920,528	935,302
Ser. 3609, Class LK, 2.00%, 12/15/24	6,743	6,696
FRB Ser. 8, Class A9, IO, 0.424%, 11/15/28 W	66,259	914
FRB Ser. 59, Class 1AX, IO, 0.28%, 10/25/43 W	201,727	1,977
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	321,756	2,317

24 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR +
4.70%), 7.177%, 4/25/28	$1,000,000	$1,148,847
Federal National Mortgage Association
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
12.82%, 8/25/35	83,959	106,258
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 9.427%, 8/25/28	3,940,441	4,561,735
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 9.227%, 8/25/28	3,351,561	3,888,859
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.477%, 9/25/28	4,017,909	4,562,731
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
7.947%, 5/25/40	129,189	148,567
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
(1 Month US LIBOR + 5.25%), 7.727%, 10/25/23	3,436,403	3,856,820
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.477%, 7/25/25	12,996	14,291
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.477%, 11/25/24	3,799,229	4,220,560
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.377%, 11/25/24	2,573,978	2,895,237
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 7.027%, 2/25/25	529,464	568,677
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2,
(1 Month US LIBOR + 4.40%), 6.877%, 1/25/24	3,500,000	3,902,053
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.477%, 5/25/25	594,992	633,232
Ser. 05-68, Class PC, 5.50%, 7/25/35	6,669	6,768
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.377%, 7/25/24	1,501,577	1,577,601
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 5.077%, 5/25/24	2,600,000	2,718,101
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2,
(1 Month US LIBOR + 2.60%), 5.077%, 5/25/24	3,201,992	3,344,963
Ser. 11-60, Class PA, 4.00%, 10/25/39	12,050	12,212
Ser. 03-43, Class YA, 4.00%, 3/25/33	105,512	106,347
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.827%, 1/25/29	12,433	12,440
Ser. 10-155, Class A, 3.50%, 9/25/25	5,154	5,139
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M1,
(1 Month US LIBOR + 0.75%), 3.227%, 12/25/30	1,070,126	1,069,522
Ser. 10-81, Class AP, 2.50%, 7/25/40	52,961	52,219
Ser. 98-W5, Class X, IO, 0.876%, 7/25/28 W	120,596	3,473
Ser. 98-W2, Class X, IO, 0.497%, 6/25/28 W	431,968	14,039
Federal National Mortgage Association 144A Connecticut Avenue
Securities Trust FRB Ser. 19-R02, Class 1M1, (1 Month US LIBOR +
0.85%), 3.327%, 8/25/31	492,975	493,007
Government National Mortgage Association
Ser. 09-32, Class AB, 4.00%, 5/16/39	16,895	17,663
Ser. 10-151, Class KO, PO, zero %, 6/16/37	101,519	85,534

Short Duration Bond Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	$11,731	$—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	34,016	299
FRB Ser. 98-3, IO, zero %, 9/19/27 W	15,674	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	26,725	—
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR +
1.60%), 4.077%, 10/25/28 (Bermuda)	1,962,000	1,978,554
		57,906,372
Commercial mortgage-backed securities (12.7%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.402%, 1/15/49 W	211,042	166
Banc of America Commercial Mortgage Trust 144A FRB Ser. 04-4,
Class XC, IO, 0.374%, 7/10/42 W	5,513	—
Bank of America Merrill Lynch Commercial Mortgage Trust FRB
Ser. 17-BNK9, Class XA, IO, 0.958%, 11/15/54 W	9,654,040	532,917
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	551,000	490,390
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-T22, Class E, 5.919%, 4/12/38 W	1,499,000	1,548,421
FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	556,100	394,747
CD Commercial Mortgage Trust FRB Ser. 16-CD1, Class XA, IO,
1.554%, 8/10/49 W	9,543,652	795,082
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.948%, 12/15/47 W	275,000	285,920
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	310,000	321,105
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.77%, 2/10/47 W	8,687,713	194,257
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.723%, 12/10/44 W	686,000	708,757
FRB Ser. 14-CR17, Class C, 4.915%, 5/10/47 W	577,000	598,480
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	678,000	696,078
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	911,000	918,399
FRB Ser. 13-LC13, Class XA, IO, 1.335%, 8/10/46 W	5,335,074	208,068
FRB Ser. 14-LC15, Class XA, IO, 1.274%, 4/10/47 W	19,928,165	882,818
FRB Ser. 14-CR17, Class XA, IO, 1.202%, 5/10/47 W	5,196,980	214,188
FRB Ser. 15-LC21, Class XA, IO, 0.913%, 7/10/48 W	64,320,910	2,080,379
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
6.243%, 7/10/46 W	502,000	512,981
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 5.997%, 2/15/41 W	497,986	334,697
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.215%, 5/15/38 W	206,719	2,871
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO,
1.044%, 4/15/50 W	21,388,486	817,011
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.939%, 12/15/49 W	38,751,817	1,579,542
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.714%, 7/10/44 W	2,289,000	2,369,777
FRB Ser. 11-LC3A, Class D, 5.516%, 8/10/44 W	2,735,000	2,829,352

26 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.563%, 6/10/48 W	$498,424	$323,975
GS Mortgage Securities Corp. II FRB Ser. 15-GC30, Class XA, IO,
0.985%, 5/10/50 W	39,410,970	1,436,530
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.157%, 1/10/47 W	748,000	759,893
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	565,000	580,912
FRB Ser. 16-GS2, Class XA, IO, 1.808%, 5/10/49 W	7,102,393	576,939
FRB Ser. 13-GC10, Class XA, IO, 1.661%, 2/10/46 W	13,621,630	773,436
FRB Ser. 13-GC12, Class XA, IO, 1.563%, 6/10/46 W	3,909,268	182,864
FRB Ser. 14-GC24, Class XA, IO, 0.926%, 9/10/47 W	47,979,376	1,482,563
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	1,431,000	1,447,455
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	927,000	961,412
FRB Ser. 11-GC3, Class D, 5.825%, 3/10/44 W	2,547,000	2,609,707
FRB Ser. 11-GC5, Class B, 5.557%, 8/10/44 W	1,470,000	1,520,274
FRB Ser. 11-GC5, Class C, 5.557%, 8/10/44 W	1,229,000	1,266,497
FRB Ser. 10-C2, Class D, 5.353%, 12/10/43 W	2,815,000	2,899,790
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	3,091,000	3,223,743
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	2,500,000	2,612,500
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.713%, 8/15/46 W	709,000	729,443
Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	254,447
FRB Ser. 15-C31, Class XA, IO, 1.091%, 8/15/48 W	18,474,718	776,104
FRB Ser. 14-C22, Class XA, IO, 1.012%, 9/15/47 W	8,254,520	300,369
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-CB11, Class C, 5.742%, 8/12/37 W	454,785	461,106
Ser. 12-C6, Class AS, 4.117%, 5/15/45	494,000	508,653
FRB Ser. 16-JP2, Class XA, IO, 1.989%, 8/15/49 W	6,047,304	627,952
FRB Ser. 13-C10, Class XA, IO, 1.135%, 12/15/47 W	8,732,846	270,718
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class D, 5.786%, 11/15/43 W	1,572,000	1,591,534
FRB Ser. 12-C6, Class E, 5.32%, 5/15/45 W	898,000	825,753
FRB Ser. 12-LC9, Class D, 4.529%, 12/15/47 W	173,000	174,608
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	172,557	119,127
FRB Ser. 07-C2, Class XW, IO, 0.482%, 2/15/40 W	28,026	2
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	1,218,778	33
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.798%, 12/12/49 W	941,402	6,733
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class B, 3.93%, 11/15/45	2,116,000	2,150,393
Ser. 12-C5, Class AS, 3.792%, 8/15/45	518,000	526,952
FRB Ser. 13-C7, Class XA, IO, 1.489%, 2/15/46 W	27,099,380	1,109,665
FRB Ser. 14-C17, Class XA, IO, 1.345%, 8/15/47 W	7,234,675	315,041
FRB Ser. 15-C26, Class XA, IO, 1.181%, 10/15/48 W	21,431,089	1,097,940
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C7, Class XB, IO, 0.417%, 2/15/46 W	24,165,000	282,731

Short Duration Bond Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust Ser. 05-T19, Class D,
5.289%, 6/12/47 W	$323,000	$313,730
Morgan Stanley Capital I Trust 144A
Ser. 12-C4, Class C, 5.60%, 3/15/45 W	245,060	251,165
FRB Ser. 12-C4, Class XA, IO, 2.261%, 3/15/45 W	1,587,670	74,471
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.219%, 12/15/50 W	8,125,942	549,086
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.198%, 8/10/49 W	300,000	308,704
FRB Ser. 12-C2, Class D, 5.048%, 5/10/63 W	279,000	269,678
FRB Ser. 12-C2, Class XA, IO, 1.477%, 5/10/63 W	14,523,381	513,474
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	472,000	492,763
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.409%, 10/15/44 W	157,053	155,630
FRB Ser. 06-C29, IO, 0.478%, 11/15/48 W	1,014,949	30
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31,
IO, zero %, 4/15/47 W	2,820,688	—
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.421%, 7/15/46 W	898,000	888,424
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	703,000	714,679
FRB Ser. 16-BNK1, Class XA, IO, 1.918%, 8/15/49 W	6,677,831	670,454
FRB Ser. 16-C37, Class XA, IO, 1.154%, 12/15/49 W	8,075,161	368,954
FRB Ser. 15-C27, Class XA, IO, 1.046%, 2/15/48 W	7,284,842	277,744
FRB Ser. 15-LC20, Class XB, IO, 0.625%, 4/15/50 W	10,567,000	277,912
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 10-C1, Class C, 5.783%, 11/15/43 W	2,466,000	2,520,378
FRB Ser. 13-LC12, Class D, 4.421%, 7/15/46 W	964,000	871,505
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	1,257,000	1,332,131
FRB Ser. 12-C10, Class C, 4.524%, 12/15/45 W	267,000	262,271
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	491,000	515,511
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	360,000	375,030
Ser. 13-C12, Class AS, 3.56%, 3/15/48	395,000	399,874
Ser. 13-C11, Class AS, 3.311%, 3/15/45	433,000	434,759
FRB Ser. 14-C22, Class XA, IO, 0.992%, 9/15/57 W	29,714,175	1,045,820
FRB Ser. 14-C23, Class XA, IO, 0.744%, 10/15/57 W	87,701,778	2,390,949
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.861%, 11/15/44 W	577,000	604,799
FRB Ser. 11-C5, Class E, 5.861%, 11/15/44 W	517,000	525,058
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	619,000	631,087
Ser. 11-C4, Class D, 5.397%, 6/15/44 W	1,217,000	1,201,629
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	67,000	65,061
		73,406,957
Residential mortgage-backed securities (non-agency) (6.4%)
Angel Oak Mortgage Trust I LLC 144A FRB Ser. 17-2, Class A1,
2.478%, 7/25/47 W	118,898	118,672
Angel Oak Mortgage Trust I, LLC 144A Ser. 19-1, Class A3,
4.124%, 11/25/48 W	1,871,361	1,905,232

28 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Angel Oak Mortgage Trust, LLC 144A FRB Ser. 17-1, Class A1,
2.81%, 1/25/47 W	$500,082	$498,832
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	2,832,896	2,871,140
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.777%, 9/25/45	234,191	224,823
Bellemeade Re, Ltd. 144A FRB Ser. 18-3A, Class M1A, (1 Month
US LIBOR + 1.20%), 3.677%, 10/25/27 (Bermuda)	900,000	899,485
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.916%, 5/25/35 W	291,889	300,618
COLT Mortgage Loan Trust 144A
Ser. 19-1, Class A3, 4.088%, 3/25/49 W	956,883	983,485
Ser. 18-2, Class A1, 3.47%, 7/27/48 W	508,454	508,454
Ser. 18-1, Class A1, 2.93%, 2/25/48 W	110,607	110,187
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 3.097%, 4/25/35	178,486	158,943
Credit Suisse Mortgage Trust 144A FRB Ser. 12-4R, Class 7A2,
4.254%, 1/27/36 W	577,432	578,991
CSMC Trust 144A Ser. 18-RPL7, Class A1, 4.00%, 8/26/58	738,523	733,676
Deephaven Residential Mortgage Trust 144A
Ser. 18-2A, Class A1, 3.479%, 4/25/58 W	1,196,740	1,196,621
FRB Ser. 17-3A, Class A1, 2.577%, 10/25/47 W	1,526,963	1,517,191
Eagle RE, Ltd. 144A FRB Ser. 19-1, Class M1B, (1 Month US LIBOR
+ 1.80%), 4.284%, 4/25/29 (Bermuda)	2,000,000	2,000,000
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.377%, 10/25/28	436,945	493,786
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.177%, 4/25/28	118,259	134,346
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 8.027%, 4/25/28	927,299	1,032,548
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5,
(1 Month US LIBOR + 0.16%), 2.637%, 11/25/36	1,876,878	1,820,572
Galton Funding Mortgage Trust 144A
Ser. 18-2, Class A41, 4.50%, 10/25/58 W	1,173,582	1,194,706
Ser. 18-1, Class A43, 3.50%, 11/25/57 W	625,343	624,673
GCAT, LLC 144A Ser. 18-2, Class A1, 4.09%, 6/26/23	482,843	484,723
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 2.657%, 5/25/36	587,259	251,924
Homeward Opportunities Fund I Trust 144A
Ser. 18-2, Class A2, 4.137%, 11/25/58 W	1,370,126	1,381,772
Ser. 18-1, Class A1, 3.78%, 6/25/48 W	1,006,332	1,014,383
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.444%, 2/25/35 W	101,093	104,469
Morgan Stanley Resecuritization Trust 144A
Ser. 15-R4, Class CB1, 3.309%, 8/26/47 W	1,265,000	1,238,564
FRB Ser. 14-R8, Class 2A, (1 Month US LIBOR + 0.16%),
2.646%, 6/26/47	1,319,875	1,306,676
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 3.377%, 1/25/48	753,221	762,166

Short Duration Bond Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (29.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Nomura Resecuritization Trust 144A FRB Ser. 15-8R, Class 4A1,
(1 Month US LIBOR + 2.00%), 4.397%, 11/25/47	$629,691	$635,739
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 4.027%, 7/25/28 (Bermuda)	795,000	796,366
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 6.477%, 4/25/27 (Bermuda)	550,000	564,781
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.527%, 10/25/34	200,000	197,441
Starwood Mortgage Residential Trust 144A Ser. 18-IMC1, Class A1,
3.793%, 3/25/48 W	290,159	291,174
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.327%, 5/25/47	611,685	511,413
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.637%, 4/25/36	93,238	93,024
Vericrest Opportunity Loan Transferee LXII, LLC 144A
Ser. 17-NP11, Class A1, 3.375%, 10/25/47	1,180,851	1,173,176
Ser. 17-NPL9, Class A1, 3.125%, 9/25/47	925,669	922,429
Verus Securitization Trust 144A
Ser. 19-1, Class A3, 3.985%, 2/25/59 W	2,321,892	2,339,306
Ser. 19-1, Class A1, 3.73%, 2/25/59 W	1,923,513	1,937,639
Ser. 2, Class A1, 3.635%, 6/1/58 W	1,293,744	1,296,978
		37,211,124
Total mortgage-backed securities (cost $168,814,539)		$168,524,453

	Principal
ASSET-BACKED SECURITIES (1.9%)*	amount	Value
Finance of America Structured Securities Trust 144A Ser. 18-HB1,
Class M2, 4.087%, 9/25/28 W	$1,800,000	$1,816,200
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.277%, 11/25/50	788,000	788,000
RMF Buyout Issuance Trust 144A Ser. 18-1, Class M3,
4.448%, 11/25/28 W	517,000	518,516
Station Place Securitization Trust 144A
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 7/24/19	2,150,000	2,150,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
zero %, 6/24/20	2,679,000	2,679,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	2,500,000	2,512,500
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 3.086%, 1/25/46	569,634	564,078
Total asset-backed securities (cost $11,001,319)		$11,028,294

	Principal amount/
SHORT-TERM INVESTMENTS (22.6%)*	shares	Value
Amcor, Ltd./Australia commercial paper 2.686%, 5/28/19	$2,000,000	$1,995,802
Baxter International, Inc. commercial paper 2.701%, 5/2/19	2,000,000	1,999,709
Bell Canada, Inc. commercial paper 2.706%, 5/1/19	2,000,000	1,999,852
Canadian Natural Resources, Ltd. commercial paper
2.725%, 5/24/19	2,000,000	1,996,152
Eastman Chemical Co. commercial paper 2.738%, 5/1/19	2,000,000	1,999,855

30 Short Duration Bond Fund

	Principal amount/
SHORT-TERM INVESTMENTS (22.6%)* cont.		shares	Value
Enterprise Products Operating, LLC commercial paper
2.716%, 5/7/19		$2,000,000	$1,998,977
FMC Corp. commercial paper 2.900%, 5/1/19		2,000,000	1,999,855
Marriott International, Inc./MD commercial paper
2.893%, 5/14/19		2,000,000	1,997,940
Mohawk Industries, Inc. commercial paper 2.726%, 5/16/19		2,000,000	1,997,638
Nutrien, Ltd. commercial paper 2.713%, 5/2/19		2,000,000	1,999,705
Putnam Short Term Investment Fund 2.60% L	Shares	105,613,175	105,613,175
Stanley Black & Decker, Inc. commercial paper 2.685%, 5/16/19		$2,000,000	1,997,599
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.37% P	Shares	220,000	220,000
U.S. Treasury Bills 2.543%, 6/13/19 §		$114,000	113,675
U.S. Treasury Bills 2.520%, 6/6/19 §		124,000	123,705
U.S. Treasury Bills 2.473%, 6/20/19 §		343,000	341,866
U.S. Treasury Bills 2.467%, 7/18/19 ∆ §		403,000	400,927
U.S. Treasury Bills 2.433%, 5/16/19 ∆ §		127,000	126,873
UDR, Inc. commercial paper 2.727%, 6/3/19		2,000,000	1,994,891
Total short-term investments (cost $130,919,886)			$130,918,196

TOTAL INVESTMENTS
Total investments (cost $574,700,373)			$578,380,093

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $578,892,406.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $61,686 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Short Duration Bond Fund 31

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,045,272 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/19 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$284,869,400	$1,121,816 E	$(1,348,329)	6/19/21	3 month USD-	2.55% —	$(226,513)
				LIBOR-BBA —	Semiannually
				Quarterly
96,180,200	828,015 E	1,138,313	6/19/24	2.50% —	3 month USD-	310,297
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(210,016)				$83,784

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$2,939	$43,000	$4,683	5/11/63	300 bp —	$(1,722)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,604	93,000	10,128	5/11/63	300 bp —	(4,477)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,483	186,000	20,255	5/11/63	300 bp —	(8,680)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,944	192,000	20,909	5/11/63	300 bp —	(9,869)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	12	10,000	67	5/11/63	200 bp —	(52)
Index						Monthly
CMBX NA A.6	A/P	8	10,000	67	5/11/63	200 bp —	(56)
Index						Monthly

32 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6	A/P	$(4)	$10,000	$67	5/11/63	200 bp —	$(68)
Index						Monthly
CMBX NA BB.6	BB/P	28,797	117,000	25,412	5/11/63	500 bp —	3,482
Index						Monthly
CMBX NA BB.7	BB/P	9,511	74,000	8,917	1/17/47	500 bp —	656
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	555	358,000	2,399	5/11/63	200 bp —	(1,725)
Index						Monthly
CMBX NA A.6	A/P	699	362,000	2,425	5/11/63	200 bp —	(1,605)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	326	3,000	327	5/11/63	300 bp —	1
Index						Monthly
CMBX NA BBB–.7	BBB–/P	42,427	574,000	20,779	1/17/47	300 bp —	21,935
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	588	19,000	127	5/11/63	200 bp —	467
Index						Monthly
CMBX NA A.6	A/P	1,889	62,000	415	5/11/63	200 bp —	1,494
Index						Monthly
CMBX NA A.6	A/P	5,714	87,000	583	5/11/63	200 bp —	5,160
Index						Monthly
CMBX NA A.6	A/P	6,818	138,000	925	5/11/63	200 bp —	5,939
Index						Monthly
CMBX NA A.6	A/P	4,549	145,000	972	5/11/63	200 bp —	3,626
Index						Monthly
CMBX NA A.7	A-/P	1,714	34,000	585	1/17/47	200 bp —	2,310
Index						Monthly
CMBX NA BBB–.6	BBB–/P	216	2,000	218	5/11/63	300 bp —	—
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,019	37,000	4,029	5/11/63	300 bp —	8
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	9,313	44,000	9,557	5/11/63	500 bp —	(208)
Index						Monthly
CMBX NA A.6	A/P	43,939	1,910,000	12,797	5/11/63	200 bp —	31,781
Index						Monthly
CMBX NA BBB–.6	BBB–/P	265	2,000	218	5/11/63	300 bp —	48
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	112	1,000	109	5/11/63	300 bp —	4
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	11	4,000	27	5/11/63	200 bp —	(15)
Index						Monthly
CMBX NA A.6	A/P	71	7,000	47	5/11/63	200 bp —	27
Index						Monthly

Short Duration Bond Fund 33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$ —	$18,000	$121	5/11/63	200 bp —	$(115)
Index						Monthly
CMBX NA A.7	A-/P	(6)	6,000	103	1/17/47	200 bp —	99
Index						Monthly
CMBX NA BB.6	BB/P	9,332	38,000	8,254	5/11/63	500 bp —	1,110
Index						Monthly
CMBX NA BB.6	BB/P	18,481	75,000	16,290	5/11/63	500 bp —	2,253
Index						Monthly
CMBX NA BBB–.6	BBB–/P	242	2,000	218	5/11/63	300 bp —	26
Index						Monthly
CMBX NA BBB–.6	BBB–/P	957	9,000	980	5/11/63	300 bp —	(19)
Index						Monthly
Upfront premium received		221,535	Unrealized appreciation				80,426
Upfront premium (paid)		(10)	Unrealized (depreciation)				(28,611)
Total		$221,525	Total				$51,815

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$688	1/17/47	(200 bp) —	$(998)
					Monthly
CMBX NA BB.7 Index	(16,751)	83,000	10,002	1/17/47	(500 bp) —	(6,819)
					Monthly
CMBX NA BB.7 Index	(7,838)	48,000	5,784	1/17/47	(500 bp) —	(2,094)
					Monthly
CMBX NA BB.7 Index	(7,539)	48,000	5,784	1/17/47	(500 bp) —	(1,795)
					Monthly
CMBX NA BB.9 Index	(11,394)	74,000	8,954	9/17/58	(500 bp) —	(2,501)
					Monthly
CMBX NA BB.9 Index	(5,323)	34,000	4,114	9/17/58	(500 bp) —	(1,237)
					Monthly
CMBX NA BBB–.6 Index	(15,770)	152,000	16,553	5/11/63	(300 bp) —	707
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(8,914)	505,000	109,686	5/11/63	(500 bp) —	100,350
					Monthly
CMBX NA BB.7 Index	(52,019)	282,000	33,981	1/17/47	(500 bp) —	(18,273)
					Monthly

34 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.7 Index	$(42,273)	$257,000	$30,969	1/17/47	(500 bp) —	$(11,519)
					Monthly
CMBX NA BB.9 Index	(462)	3,000	363	9/17/58	(500 bp) —	(101)
					Monthly
CMBX NA BBB–.6 Index	(49,505)	418,000	45,520	5/11/63	(300 bp) —	(4,194)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(32,736)	320,000	69,504	5/11/63	(500 bp) —	36,502
					Monthly
CMBX NA BB.7 Index	(4,086)	27,000	3,254	1/17/47	(500 bp) —	(855)
					Monthly
CMBX NA BB.7 Index	(15,401)	94,000	11,327	1/17/47	(500 bp) —	(4,153)
					Monthly
CMBX NA BB.7 Index	(5,685)	28,000	3,374	1/17/47	(500 bp) —	(2,335)
					Monthly
CMBX NA BBB–.7 Index	(8,458)	104,000	3,765	1/17/47	(300 bp) —	(4,745)
					Monthly
CMBX NA BBB–.7 Index	(135)	2,000	72	1/17/47	(300 bp) —	(63)
					Monthly
CMBX NA BBB–.7 Index	(68)	1,000	36	1/17/47	(300 bp) —	(32)
					Monthly
CMBX NA BBB–.7 Index	(69)	1,000	36	1/17/47	(300 bp) —	(33)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(1,265)	9,000	1,955	5/11/63	(500 bp) —	682
					Monthly
CMBX NA BB.7 Index	(64,666)	511,000	61,576	1/17/47	(500 bp) —	(3,517)
					Monthly
CMBX NA BBB–.7 Index	(15,595)	411,000	14,878	1/17/47	(300 bp) —	(922)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	337,000	40,609	1/17/47	(500 bp) —	(18,135)
					Monthly
CMBX NA BBB–.7 Index	(82)	1,000	36	1/17/47	(300 bp) —	(46)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(24,622)	122,000	14,701	1/17/47	(500 bp) —	(10,023)
					Monthly
CMBX NA BB.7 Index	(15,619)	81,000	9,761	1/17/47	(500 bp) —	(5,926)
					Monthly
CMBX NA BB.7 Index	(15,083)	75,000	9,038	1/17/47	(500 bp) —	(6,108)
					Monthly
Upfront premium received	—	Unrealized appreciation				138,241
Upfront premium (paid)	(480,118)	Unrealized (depreciation)				(106,424)
Total	$(480,118)	Total				$31,817

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Short Duration Bond Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$ —	$11,028,294	$ —
Corporate bonds and notes	—	267,909,150	—
Mortgage-backed securities	—	168,524,453	—
Short-term investments	105,833,175	25,085,021	—
Totals by level	$105,833,175	$472,546,918	$ —

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$ —	$293,800	$ —
Credit default contracts	—	342,225	—
Totals by level	$ —	$636,025	$ —

The accompanying notes are an integral part of these financial statements.

36 Short Duration Bond Fund

Statement of assets and liabilities 4/30/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1):
Unaffiliated issuers (identified cost $469,087,198)	$472,766,918
Affiliated issuers (identified cost $105,613,175) (Note 5)	105,613,175
Cash	871
Interest and other receivables	3,440,687
Receivable for shares of the fund sold	2,093,236
Receivable for investments sold	3,628
Receivable for variation margin on centrally cleared swap contracts (Note 1)	138,253
Unrealized appreciation on OTC swap contracts (Note 1)	218,667
Premium paid on OTC swap contracts (Note 1)	480,128
Total assets	584,755,563

LIABILITIES
Payable for investments purchased	4,193,213
Payable for shares of the fund repurchased	590,317
Payable for compensation of Manager (Note 2)	200,896
Payable for investor servicing fees (Note 2)	42,695
Payable for Trustee compensation and expenses (Note 2)	40,831
Payable for distribution fees (Note 2)	83,897
Payable for variation margin on centrally cleared swap contracts (Note 1)	130,046
Unrealized depreciation on OTC swap contracts (Note 1)	135,035
Premium received on OTC swap contracts (Note 1)	221,535
Collateral on certain derivative contracts, at value (Notes 1 and 8)	220,000
Other accrued expenses	4,692
Total liabilities	5,863,157

Net assets	$578,892,406

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$586,421,811
Total distributable earnings (Note 1)	(7,529,405)
Total — Representing net assets applicable to capital shares outstanding	$578,892,406

(Continued on next page)

Short Duration Bond Fund 37

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($344,608,436 divided by 34,150,647 shares)	$10.09
Offering price per class A share (100/97.75 of $10.09)*	$10.32
Net asset value and offering price per class B share ($685,364 divided by 67,997 shares)**	$10.08
Net asset value and offering price per class C share ($18,028,270 divided by 1,791,135 shares)**	$10.07
Net asset value and redemption price per class M share ($2,094,771 divided by 208,096 shares)	$10.07
Offering price per class M share (100/99.25 of $10.07)†	$10.15
Net asset value, offering price and redemption price per class R share
($465,029 divided by 45,851 shares)	$10.14
Net asset value, offering price and redemption price per class R6 share
($893,887 divided by 88,223 shares)	$10.13
Net asset value, offering price and redemption price per class Y share
($212,116,649 divided by 20,986,137 shares)	$10.11

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $250,000.

The accompanying notes are an integral part of these financial statements.

38 Short Duration Bond Fund

Statement of operations Six months ended 4/30/19 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $420) (including interest income of $789,761 from investments
in affiliated issuers) (Note 5)	$7,621,876
Total investment income	7,621,876

EXPENSES
Compensation of Manager (Note 2)	755,612
Distribution fees (Note 2)	374,289
Other	2,659
Total expenses	1,132,560
Expense reduction (Note 2)	(970)
Net expenses	1,131,590

Net investment income	6,490,286

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	32,565
Swap contracts (Note 1)	(240,589)
Total net realized loss	(208,024)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	5,721,428
Swap contracts	238,626
Total change in net unrealized appreciation	5,960,054

Net gain on investments	5,752,030

Net increase in net assets resulting from operations	$12,242,316

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/19*	Year ended 10/31/18
Operations
Net investment income	$6,490,286	$4,780,004
Net realized gain (loss) on investments	(208,024)	4,659,658
Change in net unrealized appreciation (depreciation)
of investments	5,960,054	(6,073,833)
Net increase in net assets resulting from operations	12,242,316	3,365,829
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,189,412)	(2,281,679)
Class B	(12,509)	(27,750)
Class C	(230,512)	(258,546)
Class M	(36,367)	(48,789)
Class P	—	(1,158,490)
Class R	(7,106)	(12,772)
Class R6	(16,105)	(23,482)
Class Y	(3,073,883)	(2,434,822)
Increase (decrease) from capital share transactions (Note 4)	368,213,424	(1,161,537)
Total increase (decrease) in net assets	372,889,846	(4,042,038)

NET ASSETS
Beginning of period	206,002,560	210,044,598
End of period	$578,892,406	$206,002,560

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Bond Fund

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Short Duration Bond Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
April 30, 2019**	$10.01	.15	.12	.27	(.19)	(.19)	$10.09	2.71*	$344,608	.31*	1.54*	8*
October 31, 2018	10.15	.27	(.09)	.18	(.32)	(.32)	10.01	1.80	105,367.65		2.67	386
October 31, 2017	10.04	.24	.11	.35	(.24)	(.24)	10.15	3.60	74,649.65		2.40	256
October 31, 2016	10.07	.21	(.08)	.13	(.16)	(.16)	10.04	1.29	90,313.62		2.11	129
October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	(.13)	10.07	(.49)	113,553.66		1.28	105
October 31, 2014	10.26	.13	.01	.14	(.15)	(.15)	10.25	1.37	136,276.64		1.32	98
Class B
April 30, 2019**	$10.00	.14	.12	.26	(.18)	(.18)	$10.08	2.59*	$685	.41*	1.43*	8*
October 31, 2018	10.10	.25	(.08)	.17	(.27)	(.27)	10.00	1.71	711.85		2.46	386
October 31, 2017	10.00	.22	.11	.33	(.23)	(.23)	10.10	3.34	1,212.85		2.19	256
October 31, 2016	10.03	.19	(.09)	.10	(.13)	(.13)	10.00	1.01	1,633.82		1.92	129
October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	(.11)	10.03	(.64)	1,617.86		1.09	105
October 31, 2014	10.21	.11	.01	.12	(.13)	(.13)	10.20	1.19	2,467.84		1.12	98
Class C
April 30, 2019**	$9.98	.12	.12	.24	(.15)	(.15)	$10.07	2.43*	$18,028	.68*	1.16*	8*
October 31, 2018	10.06	.19	(.08)	.11	(.19)	(.19)	9.98	1.09	12,518	1.40	1.92	386
October 31, 2017	9.95	.16	.11	.27	(.16)	(.16)	10.06	2.71	15,086	1.40	1.64	256
October 31, 2016	9.98	.13	(.08)	.05	(.08)	(.08)	9.95	.53	19,601	1.37	1.37	129
October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	(.05)	9.98	(1.20)	23,503	1.41	.53	105
October 31, 2014	10.15	.06	—[e]	.06	(.06)	(.06)	10.15	.58	26,468	1.39	.56	98
Class M
April 30, 2019**	$9.98	.15	.12	.27	(.18)	(.18)	$10.07	2.78*	$2,095	.33*	1.51*	8*
October 31, 2018	10.12	.27	(.10)	.17	(.31)	(.31)	9.98	1.73	1,830.70		2.65	386
October 31, 2017	10.02	.24	.10	.34	(.24)	(.24)	10.12	3.48	1,520.70		2.35	256
October 31, 2016	10.05	.21	(.09)	.12	(.15)	(.15)	10.02	1.24	1,803.67		2.08	129
October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	(.13)	10.05	(.53)	1,942.71		1.24	105
October 31, 2014	10.24	.13	—[e]	.13	(.14)	(.14)	10.23	1.31	2,059.69		1.27	98
Class R
April 30, 2019**	$10.06	.14	.12	.26	(.18)	(.18)	$10.14	2.56*	$465	.43*	1.41*	8*
October 31, 2018	10.19	.24	(.08)	.16	(.29)	(.29)	10.06	1.58	341.90		2.41	386
October 31, 2017	10.09	.24	.09	.33	(.23)	(.23)	10.19	3.36	482.90		2.33	256
October 31, 2016	10.00	.19	(.10)	.09	—	—	10.09	.90	286.87		1.98	129
October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	(.11)	10.00	(.67)	37.91		1.06	105
October 31, 2014	10.19	.11	—[e]	.11	(.12)	(.12)	10.18	1.12	214.89		1.06	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 Short Duration Bond Fund	Short Duration Bond Fund 43

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
April 30, 2019**	$10.05	.17	.11	.28	(.20)	(.20)	$10.13	2.82*	$894	.18*	1.67*	8*
October 31, 2018	10.21	.30	(.09)	.21	(.37)	(.37)	10.05	2.08	635.40		2.94	386
October 31, 2017	10.10	.27	.11	.38	(.27)	(.27)	10.21	3.87	452.40		2.68	256
October 31, 2016	10.13	.24	(.09)	.15	(.18)	(.18)	10.10	1.55	530.37		2.38	129
October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	(.16)	10.13	(.22)	525.41		1.54	105
October 31, 2014	10.32	.16	.01	.17	(.18)	(.18)	10.31	1.63	583.39		1.56	98
Class Y
April 30, 2019**	$10.02	.17	.12	.29	(.20)	(.20)	$10.11	2.93*	$212,117	.18*	1.66*	8*
October 31, 2018	10.19	.30	(.10)	.20	(.37)	(.37)	10.02	1.99	84,601.40		2.95	386
October 31, 2017	10.08	.27	.11	.38	(.27)	(.27)	10.19	3.88	70,567.40		2.71	256
October 31, 2016	10.11	.24	(.09)	.15	(.18)	(.18)	10.08	1.55	64,053.37		2.39	129
October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	(.16)	10.11	(.22)	100,119.41		1.54	105
October 31, 2014	10.30	.16	—[e]	.16	(.17)	(.17)	10.29	1.61	107,117.39		1.54	98

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Bond Fund	Short Duration Bond Fund 45

Notes to financial statements 4/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through April 30, 2019.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective April 27, 2018, the fund’s class P shares were fully redeemed and no longer offered. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 2.25% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

46 Short Duration Bond Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial

Short Duration Bond Fund 47

investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for

48 Short Duration Bond Fund

OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $55,718 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $61,686 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

Short Duration Bond Fund 49

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2018, the fund had a capital loss carryover of $11,639,649 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$8,899,054	$1,247,524	$10,146,578	*
1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $575,596,565, resulting in gross unrealized appreciation and depreciation of $5,879,126 and $2,459,573, respectively, or net unrealized appreciation of $3,419,553.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Effective June 1, 2019, income distributions will be recorded daily and paid monthly.  The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/- 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the

50 Short Duration Bond Fund

negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For periods beginning on June 1, 2018 through November 30, 2019, the base fee will only be adjusted downward by the amount computed by applying the performance adjustment rate to the average net assets of the fund. If the result of the computation is positive, the fund will only pay the base fee. The performance fee will be terminated effective November 30, 2019, and the fund’s management fee will be equal to 0.37% of the monthly average of the fund’s net asset value.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.183% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $970 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $380, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

Short Duration Bond Fund 51

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$290,951
Class B	1.00%	0.45%	1,582
Class C	1.00%	1.00%	77,739
Class M	1.00%	0.30%	2,928
Class R	1.00%	0.50%	1,089
Total			$374,289

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,208 and $57 from the sale of class A and class M shares, respectively, and received $177 and $14 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $159 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$302,437,815	$25,800,267
U.S. government securities (Long-term)	—	—
Total	$302,437,815	$25,800,267

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

52 Short Duration Bond Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	29,091,304	$291,284,462	7,476,701	$75,040,233
Shares issued in connection with
reinvestment of distributions	400,193	4,004,804	197,744	1,972,141
	29,491,497	295,289,266	7,674,445	77,012,374
Shares repurchased	(5,868,603)	(58,880,043)	(4,503,803)	(45,211,327)
Net increase	23,622,894	$236,409,223	3,170,642	$31,801,047

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	22,464	$224,942	8,214	$82,358
Shares issued in connection with
reinvestment of distributions	969	9,669	1,917	19,066
	23,433	234,611	10,131	101,424
Shares repurchased	(26,557)	(266,325)	(58,967)	(590,649)
Net decrease	(3,124)	$(31,714)	(48,836)	$(489,225)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	908,768	$9,080,290	172,236	$1,722,115
Shares issued in connection with
reinvestment of distributions	21,625	215,557	23,772	236,633
	930,393	9,295,847	196,008	1,958,748
Shares repurchased	(393,187)	(3,931,058)	(440,919)	(4,412,433)
Net increase (decrease)	537,206	$5,364,789	(244,911)	$(2,453,685)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	26,384	$263,917	45,318	$453,265
Shares issued in connection with
reinvestment of distributions	3,648	36,367	4,896	48,711
	30,032	300,284	50,214	501,976
Shares repurchased	(5,280)	(52,727)	(17,058)	(169,972)
Net increase	24,752	$247,557	33,156	$332,004

			YEAR ENDED 10/31/18*
Class P			Shares	Amount
Shares sold			838,043	$8,562,815
Shares issued in connection with reinvestment of distributions			116,121	1,158,490
			954,164	9,721,305
Shares repurchased			(5,469,135)	(55,171,590)
Net decrease			(4,514,971)	$(45,450,285)

Short Duration Bond Fund 53

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	23,022	$231,160	8,175	$82,378
Shares issued in connection with
reinvestment of distributions	404	4,064	924	9,252
	23,426	235,224	9,099	91,630
Shares repurchased	(11,454)	(115,831)	(22,486)	(225,589)
Net increase (decrease)	11,972	$119,393	(13,387)	$(133,959)

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	39,390	$396,011	44,930	$456,143
Shares issued in connection with
reinvestment of distributions	1,605	16,105	2,342	23,482
	40,995	412,116	47,272	479,625
Shares repurchased	(15,937)	(160,488)	(28,340)	(284,159)
Net increase	25,058	$251,628	18,932	$195,466

	SIX MONTHS ENDED 4/30/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	19,569,925	$196,365,397	6,316,858	$63,493,222
Shares issued in connection with
reinvestment of distributions	304,993	3,055,556	229,805	2,295,883
	19,874,918	199,420,953	6,546,663	65,789,105
Shares repurchased	(7,328,275)	(73,568,405)	(5,035,613)	(50,752,005)
Net increase	12,546,643	$125,852,548	1,511,050	$15,037,100

* Effective April 27, 2018, the fund has terminated its class P shares.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 4/30/19
Short-term investments
Putnam Short Term
Investment Fund*	$17,696,700	$288,316,513	$200,400,038	$789,761	$105,613,175
Total Short-term
investments	$17,696,700	$288,316,513	$200,400,038	$789,761	$105,613,175

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

54 Short Duration Bond Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$328,700,000
OTC credit default contracts (notional)	$8,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$513,337	Payables	$171,112
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,121,816*	Unrealized depreciation	828,016*
Total		$1,635,153		$999,128

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(47,089)	$(47,089)
Interest rate contracts	(193,500)	$(193,500)
Total	$(240,589)	$(240,589)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(2,809)	$(2,809)
Interest rate contracts	241,435	$241,435
Total	$238,626	$238,626

Short Duration Bond Fund 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$138,253	$—	$—	$—	$—	$—	$—	$138,253
OTC Credit default contracts-protection sold*#	—	—	—	—	596	—	—	105	701
OTC Credit default contracts-protection purchased*#	—	—	50,876	219,436	90,924	77,769	40,364	33,267	512,636
Total Assets	$—	$138,253	$50,876	$219,436	$91,520	$77,769	$40,364	$33,372	$651,590
Liabilities:
Centrally cleared interest rate swap contracts§	—	130,046	—	—	—	—	—	—	130,046
OTC Credit default contracts - protection sold*#	55,718	—	34,362	25,401	7,099	21,896	108	25,827	170,411
OTC Credit default contracts - protection purchased*#	—	—	701	—	—	—	—	—	701
Total Liabilities	$55,718	$130,046	$35,063	$25,401	$7,099	$21,896	$108	$25,827	$301,158
Total Financial and Derivative Net Assets	$(55,718)	$8,207	$15,813	$194,035	$84,421	$55,873	$40,256	$7,545	$350,432
Total collateral received (pledged)†##	$(55,718)	$—	$—	$194,035	$—	$—	$—	$—
Net amount	$—	$8,207	$15,813	$—	$84,421	$55,873	$40,256	$7,545
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$220,000	$—	$—	$—	$—	$220,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(61,686)	$—	$—	$—	$—	$—	$—	$—	$(61,686)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $1,045,272.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

56 Short Duration Bond Fund	Short Duration Bond Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

58 Short Duration Bond Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Duration Bond Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Short Duration Bond Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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Call Putnam at 1-800-225-1581.

SA104 316794 6/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019